SECURITIES AND EXCHANGE COMMISSION

Washington D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 30, 2003

AVISTA CORPORATION

(Exact name of registrant as specified in its charter)

Washington	1-3701	91-0462470

(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1411 East Mission Avenue, Spokane, Washington	99202-2600

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:	509-489-0500
Web site: http://www.avistacorp.com

(Former name or former address, if changed since last report)

Item 7. Exhibits
Item 9. Regulation FD Disclosure
SIGNATURES
EXHIBIT 99 (A)

Item 7. Exhibits

99(a) Press release dated April 30, 2003

Item 9. Regulation FD Disclosure

The information in this report is being furnished pursuant to “Item 12. Disclosure of Results of Operations and Financial Condition” and is included under Item 9 in accordance with Securities and Exchange Commission Release No. 33-8216.

The information in this report shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

On April 30, 2003, Avista Corporation (Avista Corp.) issued a press release announcing 2003 first quarter earnings. A copy of the press release is furnished as Exhibit 99(a).

Neither the filing of any press release as an exhibit to this Current Report nor the inclusion in such press releases of a reference to Avista Corp.’s Internet address shall, under any circumstances, be deemed to incorporate the information available at such Internet address into this Current Report. The information available at Avista Corp.’s Internet address is not part of this Current Report or any other report filed by Avista Corp. with the Securities and Exchange Commission.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

AVISTA CORPORATION (Registrant)

Date:	April 30, 2003	/s/ Gary G. Ely

Gary G. Ely Chairman of the Board, President and Chief Executive Officer